                                                                    EXHIBIT 24.1


                        MARINE DRILLING COMPANIES, INC.

                               POWER OF ATTORNEY


         WHEREAS, Marine Drilling Companies, Inc., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said registration statement;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint William H. Flores, his true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as Director the registration statement referred to above, together with any and all amendments thereto as said attorney shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Such attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorney.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of July 1994.


                                               /s/ DAVID E. LIBOWITZ
                                               David E. Libowitz

                                                                    EXHIBIT 24.1


                        MARINE DRILLING COMPANIES, INC.

                               POWER OF ATTORNEY


         WHEREAS, Marine Drilling Companies, Inc., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said registration statement;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint William H. Flores, his true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as Director the registration statement referred to above, together with any and all amendments thereto as said attorney shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Such attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorney.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of July 1994.


                                             /s/ CHRISTOPHER M. LINNEMAN
                                             Christopher M. Linneman

                                                                    EXHIBIT 24.1


                        MARINE DRILLING COMPANIES, INC.

                               POWER OF ATTORNEY


         WHEREAS, Marine Drilling Companies, Inc., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said registration statement;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint William H. Flores, his true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as Director the registration statement referred to above, together with any and all amendments thereto as said attorney shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Such attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorney.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of July 1994.


                                               /s/ MICHAEL E. MCMAHON
                                               Michael E. McMahon

                                                                    EXHIBIT 24.1


                        MARINE DRILLING COMPANIES, INC.

                               POWER OF ATTORNEY


         WHEREAS, Marine Drilling Companies, Inc., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said registration statement;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint William H. Flores, his true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as Director the registration statement referred to above, together with any and all amendments thereto as said attorney shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Such attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorney.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of July 1994.


                                               /s/ HOWARD H. NEWMAN
                                               Howard H. Newman

                                                                    EXHIBIT 24.1


                        MARINE DRILLING COMPANIES, INC.

                               POWER OF ATTORNEY


         WHEREAS, Marine Drilling Companies, Inc., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said registration statement;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint William H. Flores, his true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as Director the registration statement referred to above, together with any and all amendments thereto as said attorney shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Such attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorney.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of July 1994.


                                              /s/ HERBERT S. WINOKUR, JR.
                                              Herbert S. Winokur, Jr.